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                                                                    EXHIBIT 99.1

           CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
      ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF
                         TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Paradigm Genetics, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Dated: March 27, 2003           /s/ Heinrich Gugger
                                      --------------------------------------
                                      President and Chief Executive Officer

      Dated: March 27, 2003           /s/ Philip R. Alfano
                                      --------------------------------------
                                      Vice President, Finance,
                                      Chief Accounting Officer and Treasurer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.